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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934




                         February 25, 1999
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               (Date of earliest event reported)



                     Trans World Gaming Corp.
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     (Exact name of registrant as specified in its charter)


Nevada                               0-25244                13-3738518
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(State or other jurisdiction   (Commission File Number)  (IRS Employer
of incorporation)                                         Identification No.)


One Penn Plaza, Suite 1503 New York, New York                10119-0002
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(Address of principal executive offices)                     (Zip Code)


                           (212) 563-3355
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        (Registrant's telephone number, including area code)


                          Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)

                        Page 1 of 5 Pages
                 Exhibit Index appears on Page 4
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ITEM 4.  Change In Registrant's Certifying Accountant
         --------------------------------------------

    (a)  Resignation of Pannell Kerr Forster PC

    The last audit of the financial statements of Trans World Gaming Corp. (the "Registrant") was completed by Pannell Kerr Forster PC ("PKF") as the Registrant's independent accountants, for the fiscal year ended December 31, 1997. At such time, the Registrant, a Nevada corporation, operated from its main offices located in New York, New York and in London, England and maintained its core business operations in the States of Louisiana and Colorado and an additional operation in the country of Azerbaijan (which subsequently was closed by order of the Azerbaijani government in January 1998). During 1998, the Registrant acquired casinos, and commenced operations, in the Czech
Republic towns of Ceska Kubice and Rozvadov, as well as in Zaragoza, Spain.

    In August, 1998, PKF informally indicated that it did not wish to act as the Registrant's independent auditor for the year ended December 31, 1998 and that it would decline to stand for reelection to audit the Registrant's financial statements for the year ended December 31, 1999, whereupon the Registrant immediately began to search for a replacement accountant, as described below in Item 4(b). On February 25, 1999, PKF tendered its formal resignation to the Registrant without having performed an audit for the Registrant's fiscal year ended December 31, 1998.

    During the previous two audited fiscal years, except as described below, no audit report of PKF on the financial statements of the Registrant has contained any adverse opinion or disclaimer of opinion; nor has such a report been qualified or modified as to uncertainty, audit scope, or accounting principles. However, PKF's reports for the fiscal years ended December 31, 1996 and 1997 state that the consolidated financial statements were prepared assuming that the Registrant would continue as a going concern. Furthermore, PKF expressed substantial doubt as to the Registrant's ability to continue as a going concern due to the fact that the Registrant, at and as of such dates had neither established a trend of profitable operations nor sufficient cash flow and had working capital and net capital deficiencies.

    During the years ended December 31, 1996 and 1997 and the subsequent interim period preceding February 25, 1999, there were no disagreements between the Registrant and PKF.

    For the purposes of this Report, the term "disagreement" means any disagree-ment between the personnel of the Registrant responsible for presentation of the Registrant's financial statements and any personnel of PKF responsible for rendering PKF's report on the Registrant's financial statements on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of PKF, would have caused PKF to make reference to the subject matter of the disagreement in connection with their report.


                                  2
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    The Registrant has provided PKF with a copy of this Current Report on Form
8-K prior to filing this Report with the Securities and Exchange Commission (the "Commission").

    PKF has provided the Registrant a letter, addressed to the Commission, which is filed as Exhibit 16.1 to this Report.

   (b)  Appointment of Rothstein, Kass & Company, P.C.
        ----------------------------------------------

    As discussed above, upon receipt of notice from PKF that it would resign and not stand for reelection as the Registrant's independent accountant, the Registrant began its search for a new independent accountant in September, 1998. The search was complicated by the Registrant's recently expanded foreign operations, which made it difficult or impossible for many accountancy firms to accept an engagement by the Registrant due to lack of personnel and/or resources in each of the United States, Spain and the Czech Republic.

    On February 19, 1999, the Registrant and Rothstein, Kass & Company, P.C. ("RKC") signed a letter of engagement whereby RKC agreed to perform an audit of the Registrant, including its foreign operations, for the fiscal year ended December 31, 1998 and to continue as the Registrant's independent accountant for the fiscal year ending December 31, 1999.

    RKC will begin its examination of the Registrant for purposes of conducting the 1998 audit this month. Because PKF did not perform the 1998 audit and because the Registrant was unable to engage a willing and capable independent accountant prior to February 19, 1999, the Registrant anticipates that RKC will be unable to complete its audit of the Registrant's fiscal year ended December 31, 1998 in time for the Registrant to timely file its required annual report on Form 10-KSB. Accordingly, the Registrant intends to file with the Commission a Form 12b-25-"Notification of Inability to File a Timely 10-KSB" citing the late-starting audit as the reason therefor.

    Prior to the date of engagement of RKC, the Registrant had not consulted with RKC regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements.

    The decision to accept the engagement of RKC as the Registrant's independent accountant was recommended by the Audit Committee and approved by the Board of Directors of the Registrant.


                                  3
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ITEM 7.  Financial Statements and Exhibits
         ---------------------------------

    (a)  Financial Statements.
         ---------------------

         Not applicable.

    (b)  Pro Forma Financial Information.
         --------------------------------

         Not applicable.

    (c)  Exhibits.
         ---------


Exhibit Number                                Description
--------------                                ------------

16.1                       Letter of PKF dated February 25, 1999
                           regarding their resignation.


16.2                       Letter of PKF dated February 25, 1999
                           regarding the Form 8-K.


                                  4
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                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under-signed thereunto duly authorized.

                             TRANS WORLD GAMING CORP.



Date: February 25, 1999      By:  /s/ Dominick J. Valenzano
                                  ------------------------------
                                  Dominick J. Valenzano
                                  Chief Financial Officer


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